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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 5, 2005

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                         33-0896617
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(Commission File Number)                      (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 5, 2005, the Registrant entered into Amendment No. 2 (the "Amendment") to the Retail Pro Software License Agreement dated December 6, 2002 between Intuit Inc. and Retail Technologies International, Inc. ("RTI") (the "License Agreement"), which was assigned to and assumed by the Registrant in connection with its acquisition of RTI.

         Pursuant to the License Agreement, certain license rights were to expire on December 6, 2005 and December 6, 2006. The Amendment extends the term of those license rights as follows: (1) the definition of Existing RTI Customer was amended to include any person or entity that purchases or licenses Retail Pro Software from the effective date of the License Agreement through December 31, 2006; the previous definition only applied to customers through December 31, 2005, (2) the Registrant's license to use the source code for the Retail Pro Software for support and development purposes was extended one year to December 6, 2007, (3) the Registrant's license to the object code for the Retail Pro Software, which provides the Registrant the right to resell the Retail Pro Software, was extended one year to December 6, 2006, and (4) the Registrant's license to use and distribute upgrades and updates to the Retail Pro Software developed by or for the Registrant was extended one year to December 6, 2007. Corresponding changes were also made to the royalty provisions of the License Agreement and the terms that are required to be in reseller agreements. A copy of the Amendment is attached hereto as Exhibit 10.1.


EXHIBIT INDEX

Exhibit No.       Description
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10.1              Amendment No. 2 to the Retail Pro Software License between
                  Intuit Inc. and Retail Technologies International, Inc. dated
                  January 5, 2005.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 11, 2005                               Island Pacific, Inc.


                                                       /s/ Corinne Bertrand
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                                                       Corinne Bertrand
                                                       Chief Financial Officer


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